UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	QNST	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2021 the board of directors (the “Board”) of QuinStreet, Inc. (the “Company”) appointed Asmau Ahmed to serve as a Class II director. As compensation for her service on the Board, Ms. Ahmed will receive compensation as follows: (i) $45,000 per year for service as a Board member; (ii) an initial equity award comprised of options to purchase 50,000 shares of the Company's common stock, which vests monthly over a period of four years, and a service-vesting restricted stock unit (“RSU”) award of 10,000 shares, which vests daily over a period of four years; and (iii) annually, on the date of the Company's annual stockholders meeting, an RSU award equal to a grant date cash value of $145,000, which vests daily over a period of one year. As a Class II director, Ms. Ahmed will hold office until the Company’s 2023 annual meeting of stockholders, or until her earlier resignation or removal. Ms. Ahmed has entered into the Company’s standard indemnification agreement for non-employee directors.

Ms. Ahmed has served as a Managing Director at Alphabet since July 2021. Ms. Ahmed has served on the board of directors at blackcomputeHER since July 2018, a non-profit organization that supports computing and technology education for black women and girls. Previously, Ms. Ahmed served as an SVP/Managing Director – Business Executive at Bank of America from September 2018 to July 2021. From September 2016 to August 2018, Ms. Ahmed served as a digital product executive at Capital One where she oversaw enterprise digital product and strategy for customer-facing products and experiences. From January 2012 to December 2017, Ms. Ahmed was a founder, chief executive officer, and board member at Plum Perfect, a visual search and advertising technology company. From September 2006 to November 2012, Ms. Ahmed served as a management consultant at Deloitte. Ms. Ahmed holds a B.S. with Honors in Chemical Engineering from the University of Virginia and an M.B.A. from Columbia Business School.

The Board has determined that Ms. Ahmed is qualified to serve as a member of the Board because of her executive experience, financial services experience, and knowledge in digital marketing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.
Dated: July 27, 2021	By:	/s/ Martin J. Collins
Martin J. Collins
Chief Legal & Privacy Officer